Exhibit 99.1

April 24, 2019

Press Release

Source:	Farmers National Banc Corp.

Kevin J. Helmick, President and CEO

20 South Broad Street, P.O. Box 555

Canfield, OH 44406

330.533.3341

Email: exec@farmersbankgroup.com

FARMERS NATIONAL BANC CORP. ANNOUNCES

2019 FIRST QUARTER FINANCIAL RESULTS

•	Net income is 9% higher than same quarter in 2018

•	145 consecutive quarters of profitability

•	Annualized return on average assets was 1.45% and annualized return on average equity 12.71% for the quarter ended March 31, 2019

•	9% loan growth since March 31, 2018

•	Non-performing assets to total assets remain at low levels, 0.33% at March 31, 2019

CANFIELD, Ohio (April 24, 2019) – Farmers National Banc Corp. (Farmers) (NASDAQ: FMNB) today reported financial results for the three months ended March 31, 2019.

Net income for the three months ended March 31, 2019 was $8.4 million, or $0.30 per diluted share, which compares to $7.7 million, or $0.28 per diluted share, for the three months ended March 31, 2018 and $8.7 million or $0.31 per diluted share for the linked quarter. Annualized return on average assets and return on average equity were 1.45% and 12.71%, respectively, for the three month period ending March 31, 2019, compared to 1.45% and 13.03% for the same three month period in 2018, and 1.50% and 13.65% for the linked quarter. Farmers’ return on average tangible equity (Non-GAAP) was 14.99% for the quarter ended March 31, 2019 compared to 15.84% for the same quarter in 2018 and 16.68% for the linked quarter.

Kevin J. Helmick, President and CEO, stated, “As a result of 9% loan growth, 8.5% increase in noninterest income, careful management of our noninterest expenses and continued strong asset quality, we are pleased to report a 9% increase in net income compared to the same quarter one year ago. We are also pleased to report a 29% increase in cash dividends paid to our shareholders, from $0.07 per share paid in the first quarter of 2018 to $0.09 paid for the same quarter in 2019.”

2019 First Quarter Financial Highlights

•	Loan growth

Total loans were $1.74 billion at March 31, 2019, compared to $1.60 billion at March 31, 2018, representing an increase of 9%. The increase in loans is a direct result of Farmers’ focus on loan growth utilizing a talented lending and credit team, while adhering to a sound underwriting discipline. The increase in loans has occurred in the commercial, commercial real estate, residential real estate and agricultural loan portfolios. Loans now comprise 79.3% of the Bank’s average earning assets for the quarter ended March 31, 2019, an improvement compared to 78.1% for the same period in 2018. This improvement, along with the growth in earning assets, has resulted in a 16.5% increase in tax equated loan income in the first quarter of 2019 compared to the same quarter in 2018.

•	Loan quality

Non-performing assets to total assets remain at a low level, currently at 0.33%. Early stage delinquencies also continue to remain at low levels, at $9.1 million, or 0.52% of total loans, at March 31, 2019. Net charge-offs for the current quarter were $365 thousand, compared to $540 thousand in the same quarter in 2018 and total net charge-offs as a percentage of average net loans outstanding is only 0.08% for the quarter ended March 31, 2019.

•	Net interest margin

The net interest margin for the three months ended March 31, 2019 was 3.81%, an 11 basis points decrease from the quarter ended March 31, 2018, but a 1 basis point increase from the linked quarter. In comparing the first quarter of 2019 to the same period in 2018, asset yields increased 29 basis points, while the cost of interest-bearing liabilities increased 54 basis points. Most of this increase was the result of higher rates paid on interest-bearing checking accounts and time deposits, consistent with increases in the federal funds sold rate. The net interest margin is impacted by the additional accretion as a result of the discounted loan portfolios acquired in the previous mergers, which increased the net interest margin by 4 basis points for both quarters ended March 31, 2019 and 2018.

•	Noninterest income

Noninterest income increased 8.49% to $6.5 million for the quarter ended March 31, 2019 compared to $6.0 million in the same quarter in 2018. Gains on the sales of mortgage loans increased $184 thousand or 38%, other operating income increased $169 thousand or 51% and insurance agency commissions also increased $104 thousand or 15% in comparing the first quarter of 2019 to the same quarter in 2018. These increases were offset by a drop in debit card interchange income of $28 thousand or 3.5% and retirement plan consulting fees of $21 thousand or 5.5%.

•	Noninterest expenses

Farmers has remained committed to managing the level of noninterest expenses. Total noninterest expenses for the first quarter of 2019 increased 5.8% to $16.0 million compared to $15.1 million in the same quarter in 2018, primarily as a result of an increase in salaries and employee benefits of $618 thousand and other operating expense of $280 thousand, offset by a $135 thousand decrease in FDIC insurance expense. It is important to note that annualized noninterest expenses measured as a percentage of quarterly average assets decreased from 2.83% in the first quarter of 2018 to 2.77% in the first quarter of 2019.

•	Efficiency ratio

The efficiency ratio for the quarter ended March 31, 2019 improved slightly to 57.83% compared to 57.98% for the same quarter in 2018. The main factors leading to this improvement were the increase in net interest income and noninterest income and the stabilized level of noninterest expenses relative to average assets as explained in the preceding paragraphs.

2019 Outlook

Mr. Helmick added, “Coming off an historic 2018, this is an encouraging start to 2019. We are extremely proud of our committed employees that continue to deliver strong results for our stakeholders and remain committed to our community banking approach and culture.”

Founded in 1887, Farmers National Banc Corp. is a diversified financial services company headquartered in Canfield, Ohio, with $2.4 billion in banking assets. Farmers National Banc Corp.’s wholly-owned subsidiaries are comprised of The Farmers National Bank of Canfield, a full-service national bank engaged in commercial and retail banking with 41 banking locations in Mahoning, Trumbull, Columbiana, Stark, Wayne, Medina and Cuyahoga Counties in Ohio and Beaver County in Pennsylvania, Farmers Trust Company, which operates four trust offices and offers services in the same geographic markets, and National Associates, Inc. Total wealth management assets under care at March 31, 2019 are $2.5 billion. Farmers National Insurance, LLC and Bowers Insurance Agency, Inc., wholly-owned subsidiaries of The Farmers National Bank of Canfield, offer a variety of insurance products.

Non-GAAP Disclosure

This press release includes disclosures of Farmers’ tangible common equity ratio, return on average tangible assets, return on average tangible equity and net income excluding costs related to acquisition activities, which are financial measures not prepared in accordance with generally accepted accounting principles in the United States (GAAP). A non-GAAP financial measure is a numerical measure of historical or future financial performance, financial position or cash flows that excludes or includes amounts that are required to be disclosed by GAAP. Farmers believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the underlying operational results and trends and Farmers’ marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with GAAP. The reconciliations of non-GAAP financial measures are included in the tables following Consolidated Financial Highlights below.

Forward-Looking Statements

This earnings release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Farmers’ financial condition, results of operations, asset quality trends and profitability. Forward-looking statements are not historical facts but instead represent only management’s current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of Farmers’ control. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.” Farmers’ actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Factors that could cause Farmers’ actual results to differ materially from those described in the forward-looking statements can be found in Farmers’ Annual

Report on Form 10-K for the year ended December 31, 2018, which has been filed with the Securities and Exchange Commission (SEC) and is available on Farmers’ website (www.farmersbankgroup.com) and on the SEC’s website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. Farmers does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Farmers National Banc Corp. and Subsidiaries

Consolidated Financial Highlights

(Amounts in thousands, except per share results) Unaudited

Consolidated Statements of Income	For the Three Months Ended
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Total interest income	$24,679	$24,447	$23,563	$22,474	$21,282
Total interest expense	4,714	4,373	3,644	2,912	2,336

Net interest income	19,965	20,074	19,919	19,562	18,946
Provision for loan losses	550	525	950	750	775
Noninterest income	6,520	6,705	6,478	6,306	6,010
Acquisition related costs	0	(180)	0	0	25
Other expense	15,977	16,163	16,180	15,458	15,071

Income before income taxes	9,958	10,271	9,267	9,660	9,085
Income taxes	1,570	1,585	1,183	1,587	1,359

Net income	$8,388	$8,686	$8,084	$8,073	$7,726

Average diluted shares outstanding	27,983	27,781	27,695	27,641	27,918
Basic and diluted earnings per share	0.30	0.31	0.29	0.29	0.28
Cash dividends	2,500	2,223	2,222	1,935	1,935
Cash dividends per share	0.09	0.08	0.08	0.07	0.07
Performance Ratios
Net Interest Margin (Annualized)	3.81%	3.80%	3.86%	3.93%	3.92%
Efficiency Ratio (Tax equivalent basis)	57.83%	57.73%	58.70%	57.31%	57.98%
Return on Average Assets (Annualized)	1.45%	1.50%	1.42%	1.47%	1.45%
Return on Average Equity (Annualized)	12.71%	13.65%	12.80%	13.28%	13.03%
Dividends to Net Income	29.80%	25.59%	27.49%	23.97%	25.05%
Other Performance Ratios (Non-GAAP)
Return on Average Tangible Assets	1.46%	1.54%	1.46%	1.50%	1.46%
Return on Average Tangible Equity	14.99%	16.68%	15.70%	16.24%	15.84%
Return on Average Tangible Equity excluding acquisition costs and deferred tax asset adjustments	14.99%	16.34%	15.70%	16.24%	15.88%

Consolidated Statements of Financial Condition

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Assets
Cash and cash equivalents	$69,672	$57,926	$75,635	$76,623	$52,149
Securities available for sale	403,770	402,190	389,996	388,890	384,396
Equity securities	7,460	7,130	6,892	6,344	6,009
Loans held for sale	2,360	1,237	1,428	1,987	399
Loans	1,743,651	1,735,840	1,691,532	1,639,191	1,599,339
Less allowance for loan losses	13,777	13,592	13,377	12,764	12,550

Net Loans	1,729,874	1,722,248	1,678,155	1,626,427	1,586,789

Other assets	142,938	137,999	140,572	137,668	137,775

Total Assets	$2,356,074	$2,328,730	$2,292,678	$2,237,939	$2,167,517

Liabilities and Stockholders’ Equity
Deposits
Noninterest-bearing	$415,131	$421,950	$426,689	$420,991	$402,499
Interest-bearing	1,539,202	1,377,770	1,332,022	1,229,346	1,234,660

Total deposits	1,954,333	1,799,720	1,758,711	1,650,337	1,637,159
Other interest-bearing liabilities	109,348	250,792	270,273	322,565	274,816
Other liabilities	19,442	15,898	14,905	17,527	14,302

Total liabilities	2,083,123	2,066,410	2,043,889	1,990,429	1,926,277
Stockholders’ Equity	272,951	262,320	248,789	247,510	241,240

Total Liabilities and Stockholders’ Equity	$2,356,074	$2,328,730	$2,292,678	$2,237,939	$2,167,517

Period-end shares outstanding	27,777	27,792	27,777	27,641	27,641
Book value per share	$9.83	$9.44	$8.96	$8.95	$8.73
Tangible book value per share (Non-GAAP)*	8.26	7.86	7.36	7.34	7.10
* Tangible book value per share is calculated by dividing tangible common equity by period-end shares outstanding

Capital and Liquidity
Common Equity Tier 1 Capital Ratio (a)	12.39%	12.16%	12.13%	12.11%	12.06%
Total Risk Based Capital Ratio (a)	13.13%	13.03%	13.00%	12.97%	12.94%
Tier 1 Risk Based Capital Ratio (a)	12.49%	12.28%	12.26%	12.24%	12.19%
Tier 1 Leverage Ratio (a)	9.92%	9.91%	9.87%	9.81%	9.68%
Equity to Asset Ratio	11.58%	11.26%	10.85%	11.06%	11.13%
Tangible Common Equity Ratio (b)	9.92%	9.56%	9.09%	9.25%	9.24%
Net Loans to Assets	73.42%	73.96%	73.20%	72.68%	73.21%
Loans to Deposits	89.22%	96.45%	96.18%	99.32%	97.69%

Asset Quality
Non-performing loans	$7,578	$7,731	$9,222	$8,406	$7,893
Other Real Estate Owned	208	0	0	0	59
Non-performing assets	7,786	7,731	9,222	8,406	7,952
Loans 30 - 89 days delinquent	9,082	8,877	10,626	10,636	6,973
Charged-off loans	566	753	544	777	782
Recoveries	201	443	207	241	242
Net Charge-offs	365	310	337	536	540
Annualized Net Charge-offs to
Average Net Loans Outstanding	0.08%	0.07%	0.08%	0.13%	0.14%
Allowance for Loan Losses to Total Loans	0.79%	0.78%	0.79%	0.78%	0.78%
Non-performing Loans to Total Loans	0.43%	0.45%	0.55%	0.51%	0.49%
Allowance to Non-performing Loans	181.80%	175.81%	145.06%	151.84%	159.00%
Non-performing Assets to Total Assets	0.33%	0.33%	0.40%	0.38%	0.37%

(a)	March 31, 2019 ratio is estimated
(b)	This is a non-GAAP financial measure. A reconciliation to GAAP is shown below

Reconciliation of Total Assets to Tangible Assets

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Total Assets	$2,356,074	$2,328,730	$2,292,678	$2,237,939	$2,167,517
Less Goodwill and other intangibles	43,625	43,952	44,305	44,661	45,015

Tangible Assets	$2,312,449	$2,284,778	$2,248,373	$2,193,278	$2,122,502

Average Assets	2,338,792	2,301,847	2,255,049	2,199,960	2,162,706
Less average Goodwill and other intangibles	43,840	44,185	44,541	44,893	45,248

Average Tangible Assets	$2,294,952	$2,257,662	$2,210,508	$2,155,067	$2,117,458

Reconciliation of Common Stockholders’ Equity to Tangible Common Equity

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Stockholders’ Equity	$272,951	$262,320	$248,789	$247,510	$241,240
Less Goodwill and other intangibles	43,625	43,952	44,305	44,661	45,015

Tangible Common Equity	$229,326	$218,368	$204,484	$202,849	$196,225

Average Stockholders’ Equity	267,736	252,449	250,503	243,792	240,387
Less Average Goodwill and other intangibles	43,840	44,185	44,541	44,893	45,248

Average Tangible Common Equity	$223,896	$208,264	$205,962	$198,899	$195,139

Reconciliation of Net Income, Excluding Acquisition Related Costs

	For the Three Months Ended
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Net income	$8,388	$8,686	$8,084	$8,073	$7,726
Acquisition related costs - tax equated	0	(180)	0	0	22
Net income - Adjusted	$8,388	$8,506	$8,084	$8,073	$7,748

EPS excluding acquisition costs and deferred tax asset adjustments	$0.30	$0.31	$0.29	$0.29	$0.28

End of Period Loan Balances

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Commercial real estate	$589,219	$579,481	$562,272	$523,417	$511,628
Commercial	254,957	245,172	233,188	232,672	231,498
Residential real estate	488,854	492,887	489,851	479,486	472,350
Consumer	209,541	216,284	220,826	219,138	210,088
Agricultural loans	198,210	199,013	182,038	181,173	170,725

Total, excluding net deferred loan costs	$1,740,781	$1,732,837	$1,688,175	$1,635,886	$1,596,289

	For the Three Months Ended
Noninterest Income	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Service charges on deposit accounts	$1,074	$1,115	$1,151	$985	$1,003
Bank owned life insurance income	214	221	219	219	222
Trust fees	1,858	1,752	1,827	1,740	1,807
Insurance agency commissions	803	642	567	713	699
Security gains	2	260	(34)	27	18
Retirement plan consulting fees	358	370	470	465	379
Investment commissions	260	259	273	315	256
Net gains on sale of loans	671	832	804	606	487
Debit card and EFT fees	778	861	814	870	806
Other operating income	502	393	387	366	333

Total Noninterest Income	$6,520	$6,705	$6,478	$6,306	$6,010

	For the Three Months Ended
Noninterest Expense	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2019	2018	2018	2018	2018
Salaries and employee benefits	$9,356	$9,444	$8,966	$8,828	$8,738
Occupancy and equipment	1,717	1,566	1,597	1,611	1,704
State and local taxes	470	474	475	479	459
Professional fees	794	734	687	737	698
Merger related costs	0	(180)	0	0	25
Advertising	250	416	489	379	275
FDIC insurance	87	234	218	225	222
Intangible amortization	327	355	354	355	354
Core processing charges	791	762	778	794	739
Telephone and data	260	288	298	238	237
Other operating expenses	1,925	1,890	2,318	1,812	1,645

Total Noninterest Expense	$15,977	$15,983	$16,180	$15,458	$15,096

Average Balance Sheets and Related Yields and Rates

(Dollar Amounts in Thousands)

	Three Months Ended			Three Months Ended
	March 31, 2019			March 31, 2018
	AVERAGE			AVERAGE
	BALANCE	INTEREST(1)	RATE(1)	BALANCE	INTEREST(1)	RATE(1)
EARNING ASSETS
Loans (2)	$1,727,950	$21,571	5.06%	$1,564,990	$18,509	4.80%
Taxable securities	196,062	1,244	2.57	206,345	1,233	2.42
Tax-exempt securities (2)	207,618	2,011	3.93	185,560	1,680	3.67
Equity securities	11,932	175	5.95	10,887	146	5.44
Federal funds sold and other	34,789	196	2.28	35,070	145	1.68

Total earning assets	2,178,351	25,197	4.69	2,002,852	21,713	4.40
Nonearning assets	160,441			159,854

Total assets	$2,338,792			$2,162,706

INTEREST-BEARING LIABILITIES
Time deposits	$368,117	$1,659	1.83%	$271,473	$813	1.21%
Brokered time deposits	46,861	266	2.27	0	0	0.00
Savings deposits	420,613	308	0.30	482,404	182	0.15
Demand deposits	589,595	1,202	0.83	451,295	416	0.37
Short term borrowings	197,787	1,231	2.52	282,408	881	1.27
Long term borrowings	5,907	48	3.30	6,863	44	2.60

Total interest-bearing liabilities	$1,628,880	4,714	1.17	$1,494,443	2,336	0.63

NONINTEREST-BEARING LIABILITIES AND STOCKHOLDERS’ EQUITY
Demand deposits	428,520			411,805
Other liabilities	13,656			16,071
Stockholders’ equity	267,736			240,387

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,338,792			$2,162,706

Net interest income and interest rate spread		$20,486	3.52%		$19,377	3.77%

Net interest margin			3.81%			3.92%

(1)	Interest and yields are calculated on a tax-equivalent basis where applicable.
(2)

For 2019, adjustments of $102 thousand and $416 thousand, respectively, were made to tax equate income on tax exempt loans and tax exempt securities. For 2018, adjustments of $82 thousand and $349 thousand, respectively, were made to tax equate income on tax exempt loans and tax exempt securities. These adjustments were based on a marginal federal income tax rate of 21%, less disallowances.